UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2026

MediaCo Holding Inc. (Exact Name of Registrant as Specified in Its Charter)

001-39029
(Commission File Number)

Indiana	84-2427771
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

48 West 25th Street, Third Floor
New York, New York 10010
(Address of principal executive offices) (Zip code)

(212) 447-1000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	MDIA	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 2, 2026, MediaCo Holding Inc. (the “Company”) entered into a Third Amendment (the “Third Amendment”) to that certain First Lien Term Loan Credit Agreement, dated as of April 17, 2024 (as amended, the “Credit Agreement”), by and among the Company and certain of its subsidiaries party thereto as borrowers, WhiteHawk Capital Partners LP, as administrative agent and collateral agent (the “Agent”), and the lenders party thereto, to extend the maturity date of the Delayed Draw Term Loans (as defined in the Credit Agreement) from October 31, 2026, to the earliest of (a) November 30, 2026, (b) the date on which the maturity of the Delayed Draw Term Loans is accelerated or deemed accelerated, and (c) the date that is ninety-one (91) days prior to the maturity date of any indebtedness incurred and outstanding in excess of the threshold amount specified in the Credit Agreement.

In the Third Amendment, the Agent acknowledged that certain Defaults and/or Events of Default (each as defined in the Credit Agreement) have occurred and are continuing and the Agent and the lenders reserved all of their rights and remedies under the Credit Agreement and the other loan documents. The Company and the other loan parties also reaffirmed their obligations and the security interests granted under the loan documents and released the Agent and the lenders from known claims arising on or before the date of the Third Amendment.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which the Company expects to file as an exhibit to its Annual Report on Form 10-K for the fiscal year ending December 31, 2026.

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIACO HOLDING INC.

Date:	November 06, 2026	By:	/s/ Roberto Castro
Roberto Castro
Interim Chief Financial Officer and Treasurer